Risk Management and Fair Values - Schedule of Capital Requirements (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Risk Management and Fair Values [Abstract]
Total borrowing	$ 1,643,993
Less: cash and cash equivalents	(1,184,456)	(407,311)
Net debt	459,537	(407,311)
Total equity	20,902,536	15,154,695
Total capital	$ 21,362,073	$ 14,747,384
Gearing ratio	2.20%	(3.00%)